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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 26, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               1-14770                           43-1813160
       (Commission File Number)        (IRS Employer Identification No.)


                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers

On May 26, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing the intention of Steven Douglass to leave the Company in July 2005, Matthew Rubel to become chief executive officer, the reelection of Steven J. Douglass, Howard K. Fricke and Judith K. Hofer to the Company's Board of Directors for three years terms, and ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accountant for fiscal year 2005. Mr. Douglass will resign from the Board of Directors concurrent with his departure from the Company. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits

Exhibits:

   99.1 Press Release, dated May 26, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PAYLESS SHOESOURCE, INC.

Date: May 26, 2005                               By: /s/ Steven J. Douglass
                                                     ---------------------------
                                                     Steven J. Douglass
                                                     Chairman of the Board
                                                     and Chief Executive Officer

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                                  EXHIBIT INDEX


     Exhibit No.        Exhibit
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        99.1            Press Release, dated May 26, 2005.